UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Provident New York Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

400 Rella Blvd, Montebello, NY 10901

January 6, 2012

Name

Address

City, State Zip Code

Dear Provident New York Bancorp Stockholder:

The 2012 Annual Stockholders Meeting for Provident New York Bancorp will be held at 11:00 A.M., Eastern Standard Time on February 16, 2012 at the Crowne Plaza Hotel, 3 Executive Boulevard, Montebello, New York, 10901. The Annual Meeting is for the purpose of considering and acting upon:

1. Election of four directors for a three-year term and until their successors are elected and qualified;

2. Approval, by non-binding vote, on the compensation of the Named Executive Officers (“Say-on–Pay”);

3. Approval of the 2012 Stock Incentive Plan;

4. Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2012; and

the transaction of such other business as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 20, 2011 are entitled to vote at the Annual Meeting and any adjournments thereof.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

You may access the following proxy materials on the internet at http://www.cfpproxy.com/5553: (i) the 2011 Annual Report to Stockholders, and (ii) Notice of the Meeting/Proxy Statement.

If you would like a paper copy or email of the proxy materials mailed to you, you may request one:

IMPORTANT NOTICE

REGARDING THE

AVAILABILITY OF PROXY

MATERIALS FOR THE

STOCKHOLDER MEETING

TO BE HELD ON

FEBRUARY 16, 2012

This communication is not a form of

voting and presents only an

overview of the more complete

proxy materials that are available to

you on the internet. We encourage

you to access and review all of the

important information contained in

the proxy materials before voting.

The Notice of Meeting, Proxy

Statement and 2011 Annual Report

to Stockholders are available at

http://www.cfpproxy.com/5553.

If you want to receive a paper copy

or email of these documents, you

must request one. There is no

charge to you for requesting a copy.

Please make your request for a copy

as instructed in this notice on or

before February 1, 2012 to facilitate

timely delivery.

•	by calling 800-951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice), or
•	by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or
•	by making your request online at http://www.cfpproxy.com/5553 and inserting your Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future stockholder meetings, which you may later revoke at any time.

If you wish to vote by Internet at https://www.proxyvotenow.com/pbny, or by phone at 1-866-814-2809, you will need your Stockholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions above and wish to vote by mail, simply cast your vote on the proxy card, sign, date and return. You may also vote in person at the Annual Meeting. If you wish to vote in person, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Provident New York Bancorp Common Stock as of the close of business on the record date.

We ask that you cast your vote promptly. Thank you for your continued support!

Directions to the Crowne Plaza Hotel:

Tappan Zee Bridge (NORTH): New York State Thruway

(I-87 / 287) North Exit 14B. Turn right off exit, and left at first light onto Executive Blvd.

Albany (SOUTH): New York State Thruway (I-87 / 287)

South to Exit 14B. Turn Left, at second light turn left onto Executive Blvd.

Stockholder Control Number